UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2013

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 23, 2013, Amarin Corporation plc (“Amarin”) announced that United States Patent and Trademark Office (“USPTO”) published notification of a Notice of Allowance for Amarin’s U.S. Patent Application Serial Number 12/815,569 titled “Compositions and Methods for Lowering Triglycerides Without Raising LDL-C Levels in a Subject on Concomitant Statin Therapy.” This application is the first to be allowed with method of use claims intended to protect the proposed Vascepa® (icosapent ethyl) indication based on Amarin’s Phase 3 ANCHOR clinical trial results. A Notice of Allowance is issued after the USPTO makes a determination that a patent can be granted from an application. If issued, the patent would have a term that expires no earlier than in 2030.

On January 24, 2013, Amarin announced that Vascepa® (icosapent ethyl) capsules, a therapy approved by the U.S. Food and Drug Administration as an adjunct to diet to reduce triglyceride levels in adult patients with severe (≥500 mg/dL) hypertriglyceridemia, more commonly known as very high triglycerides, is now available in the U.S. by way of physician prescription, and will be supported with a national commercial launch on January 28, 2013.

This Current Report on Form 8-K contains forward-looking statements, including statements concerning: whether the described patent application will be issued; whether the patent application will adequately protect Vascepa against competition; the expiration date of the patent application, if issued; and the timing of a commercial launch of Vascepa. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described herein include the following: events that could interfere with the issuance of a patent, or once issued, the continued validity or enforceability of a patent; Amarin’s ability generally to maintain adequate patent protection and successfully enforce patent claims against third parties; the risk of commercializing Vascepa without violating the intellectual property rights of others; uncertainties associated generally with the commercial success of new pharmaceutical products, such as Vascepa; and Amarin’s lack of experience as a company with commercializing pharmaceutical products. A more complete list and description of risks, uncertainties and other matters related to an investment in Amarin can be found in Amarin’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section in its most recent Quarterly Report on Form 10-Q. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Amarin undertakes no obligation to update or revise the information contained in this Current Report on Form 8-K, whether as a result of new information, future events or circumstances or otherwise except as required by law.

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2013	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President